Exhibit 31.1



                     CERTIFICATION

I, C. R. Cloutier, President and CEO, certify that:

     1.  I have reviewed this annual report on Form
10-KSB of MidSouth Bancorp, Inc.;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3.  Based on my knowledge, the financial
statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

          a)  designed such disclosure controls
              and procedures to ensure that
              material information relating to the
              registrant, including its consolidated
              subsidiaries, is made known to us by
              others within those entities,
              particularly during the period in
              which this annual report is being
              prepared;

          b)  evaluated the effectiveness of the
              registrant's disclosure controls and
              procedures as of a date within 90
              days prior to the filing date of this
              annual report (the "Evaluation
              Date"); and

          c)  presented in this annual report our
              conclusions about the effectiveness
              of the disclosure controls and
              procedures based on our evaluation
              as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

          a)  all significant deficiencies in the
              design or operation of internal
              controls which could adversely
              affect the registrant's ability to
              record, process, summarize and
              report financial data and have
              identified for the registrant's
              auditors any material weaknesses in
              internal controls; and

          b)  any fraud, whether or not material,
              that involves management or other
              employees who have a significant
              role in the registrant's internal
              controls; and

     6. The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: March 29, 2004


                                   /s/ C. R. Cloutier
                                   __________________
                                   Chief Executive Officer